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                  FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                                     SUPPLEMENT
                         TO PROSPECTUS DATED May 1, 1998


                     SEPARATE ACCOUNT VA-K (DELAWARE MEDALLION)

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                         New York Replacement Regulations

The state of New York recently amended its regulations concerning the purchase of a new life insurance policy or annuity contract to replace an existing policy or contract (a "replacement"). If you purchase a Contract in New York as a replacement, you may have the right to cancel the Contract within 60 days after receiving it by returning the Contract to our Home Office at 440 Lincoln Street, Worcester, MA 01653, or to one of our authorized representatives. If you return the Contract, it will be void from the beginning. You will receive a refund equal to the surrender value of the Contract plus all fees and charges.

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The third sentence of footnote 2 to the Fund Expenses Table on page 12 of the
Prospectus is amended to read as follows:

Through April 30, 1999, the investment advisers for the Series of DGPF have agreed voluntarily to waive their management fees and reimburse each Series for expenses to the extent that total expenses will not exceed 1.50% for the Emerging Markets Series; 0.95% for the International Equity Series; 0.85% for the DelCap Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, Convertible Securities Series and Global Bond Series; and 0.80% for all other Series.


                              Supplement Dated October 30, 1998